Exhibit 32.1

Certifications of Principal Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Adam Mendelsohn, Chief Executive Officer (Principal Executive Officer) and Brigid Makes, Chief Financial Officer (Principal Financial and Accounting Officer) of Vivani Medical, Inc. (the “Company”), each hereby certifies that, to the best of his knowledge:

1.	The Annual Report of the Company on Form 10-K (the “Report”) for the fiscal year ended December 31, 2023, to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2024	/s/ Adam Mendelsohn
Adam Mendelsohn
Chief Executive Officer
(Principal Executive Officer)

Date: March 26, 2024	/s/ Brigid Makes
Brigid Makes
Chief Financial Officer
(Principal Financial and Accounting Officer)